                                                                  EXHIBIT 10.42



1994 MOMED HOLDING CO. PROXY STATEMENT


                               LICENSE AGREEMENT

         This LICENSE AGREEMENT (this "Agreement") is made and entered into as of the 21st day of July, 1994, by and between MISSOURI STATE MEDICAL ASSOCIATION, a Missouri not-for-profit corporation (hereinafter "LICENSOR"), and MISSOURI MEDICAL INSURANCE CO., a Missouri corporation (hereinafter "LICENSEE").


                              W I T N E S S E T H:

         WHEREAS, LICENSOR is the owner of the following marks: the name "Missouri State Medical Association", the acronym "MSMA" and various symbols, devices, logos and designs (hereinafter collectively referred to as the "LICENSED MARKS"); and

         WHEREAS, LICENSEE wishes to acquire an exclusive license to use the LICENSED MARKS in connection with the promotion, marketing and advertising of its professional liability insurance and risk management products and services (hereinafter the "PRODUCTS") subject to the provisions and conditions set forth in this Agreement; and

         WHEREAS, LICENSOR is willing to grant LICENSEE an exclusive license to use the LICENSED MARKS for the PRODUCTS subject to the provisions and conditions set forth in this Agreement; and

         WHEREAS, LICENSOR wishes to retain the right to use the LICENSED MARKS for its own purposes subject to the provisions and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, premises, and obligations of the respective parties set forth herein, it is hereby contracted, covenanted, and agreed as follows:

         1.      LICENSE.

                 A. LICENSOR hereby grants to LICENSEE an exclusive license to use the LICENSED MARKS and their associated goodwill, including the phrases "Founded and Endorsed by MSMA" and "Founded and Endorsed by Missouri State Medical Association", only upon and to promote, market and advertise the PRODUCTS, in publications, printed and broadcast advertisements, stationery, business cards, press releases, signs, displays, leaflets, promotional mailouts and any other promotional or advertising programs or the like, only within the States of Missouri, Kansas and Arkansas (the "LICENSED TERRITORY") and nowhere else and for no other purpose, subject to the terms of this Agreement; provided, however, that LICENSEE can use the LICENSED MARKS on its normal letterhead and Annual Report, both of which may be disseminated outside the LICENSED TERRITORY. LICENSOR hereby retains the right to use the LICENSED MARKS for its own purposes; provided, however, that LICENSOR may not grant a license to use the LICENSED MARKS to any other person or entity offering or engaged in the business of offering professional liability insurance and risk management products or services.

                 B. LICENSEE will not use the LICENSED MARKS outside the LICENSED TERRITORY except as otherwise provided in Section 1.A. above. Except as provided in Section 1.A. above, LICENSEE will not use the LICENSED MARKS except in connection with the marketing, selling, promoting, advertising, and distribution of the PRODUCTS. LICENSEE will not expand the use of the LICENSED MARKS beyond the scope as defined above.

         2.      LAWFUL USE.

                 LICENSEE represents and warrants that all advertising, promotional materials, and all other materials in connection with which the LICENSED MARKS are used by LICENSEE under this Agreement shall be lawful. LICENSEE shall use diligent efforts to provide in advance to LICENSOR copies or samples of the form of all advertising, promotional materials, and other materials in connection with which the LICENSED MARKS of PRODUCTS are used; said copies or samples shall be sent to LICENSOR at its notice address as hereinafter specified.




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         3.      TRADEMARK USE.

                 A. LICENSEE will indicate in all public uses of the LICENSED MARKS which may be registered that they are registered with the United States Patent and Trademark Office.

                 B. LICENSEE will not register or attempt to register the LICENSED MARKS. LICENSEE will not register or attempt to register any word, symbol, mark, device, logo, or name that may create a likelihood of confusion as to the source of origin or quality of the PRODUCTS or as to LICENSOR's ownership of the LICENSED MARKS.

         4.      ROYALTY.

                 A. For use of the LICENSED MARKS as described in this Agreement, LICENSEE agrees to pay LICENSOR a royalty of (i) $30,000 on August 16, 1994 (the "Initial Payment Date"), (ii) $35,000 on each of the first four anniversaries of the Initial Payment Date, and (iii) $20 per Missouri Medical Insurance Co. insured physician in the State of Missouri as of December 31 of each preceding year, such per capita royalty to be paid on or before February 15, 1995 and each February 15 thereafter during the term hereof. This Agreement is subject to renewal or extension by each of the parties, provided, however, any such renewal or extension must be agreed upon, in writing, at least six (6) months prior to the end of the initial five (5) year term hereof. The royalty payable during any renewal or extension of this Agreement shall be negotiated based on only a dollar amount per LICENSEE insured physician in the State of Missouri.

                 B. All payments to be paid to LICENSOR pursuant to this Agreement shall be sent or delivered to LICENSOR at its notice address as hereinafter specified.

                 C. All payments pursuant to this Agreement shall be in United States currency.

                 D. Any payment not mailed by certified mail by LICENSEE to LICENSOR on or before the date by which that payment is to be paid shall be delinquent and overdue.

                 E. Payments owed pursuant to this Agreement, when delinquent and overdue, shall bear simple interest at a rate per annum equal to five percent (5%) in excess of the "Prime Rate" reported in The Wall Street Journal on the date by which such payment is due, or if The Wall Street Journal is not published on that date, then on the immediately preceding date that The Wall Street Journal was published. Every such overdue payment shall continue to bear interest at said respective rate until the date that payment is mailed by certified mail by LICENSEE to LICENSOR.

                 F. Upon expiration of this Agreement or if this Agreement is for any reason terminated before expiration, LICENSEE shall, notwithstanding anything herein to the contrary and without regard to any legal or other defenses, pay at the times contemplated herein each $35,000 royalty fee not previously paid.

         5.      TERM/EXPIRATION.

                 A. The term of this Agreement shall begin immediately upon approval of this Agreement by the MOMED stockholders at their annual meeting to be held on August 16, 1994 and shall expire sixty (60) months thereafter. Notwithstanding the foregoing, this Agreement shall not become operative, despite approval by the MOMED stockholders at their annual meeting, if this Agreement has not been approved by the Executive Committee of LICENSOR on or before August 1, 1994.

                 B. If this Agreement expires on the expiration date set forth in Section 5.A., above, without being terminated for cause or for any other reason permitted by this Agreement, LICENSEE may for six (6) months after such expiration, if LICENSEE is and remains in full and complete compliance with the other terms and provisions of this Agreement, continue on a non-exclusive basis to sell, promote, advertise, and distribute any remaining PRODUCTS bearing the LICENSED MARKS that LICENSEE has in stock and has accumulated in the ordinary course on such expiration date without destroying such PRODUCTS or deleting the LICENSED MARKS thereon.

         6.      TERMINATION.

                 A. LICENSOR shall have the right to terminate this Agreement upon thirty (30) days written notice to LICENSEE in the event of any affirmative act of insolvency by LICENSEE, or upon appointment of any receiver or trustee to take possession of the property and/or business of LICENSEE or upon the winding-up, sale, or sequestration by government authority of LICENSEE.





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                 B.       LICENSOR shall have the right to terminate this
Agreement upon thirty (30) days written notice to LICENSEE in the event that any breach or violation by LICENSEE of any material provision set forth in this Agreement shall continue for a period of thirty (30) days following notice of such breach or violation given to LICENSEE by LICENSOR.

                 C. Subject to the provisions of Section 5.B. hereof, upon the expiration or termination of this Agreement, LICENSEE will promptly discontinue any and all use of the LICENSED MARKS.

                 D. Subject to the provisions of Section 5.B. hereof, upon the expiration or termination of this Agreement, LICENSEE will destroy and/or delete the LICENSED MARKS from all of LICENSEE's PRODUCTS, publications, printed and broadcast advertisements, stationery, business cards, press releases, signs, displays, leaflets, promotional mailouts, and all other documents or things offered for sale, displayed, broadcast, or in any other way shown or disseminated by or for LICENSEE, subject to the limited conditional right of Section 5.B, above.

         7.      ASSIGNABILITY.

                 LICENSOR retains the right to assign any and all of its rights and interests in this Agreement and the LICENSED MARKS subject to the limitations set forth herein. This Agreement shall be binding upon any such assignee as well as upon any successor of LICENSOR in ownership or control of the LICENSED MARKS. LICENSEE shall not assign any of its rights under this Agreement without the prior written consent of the Executive Committee of LICENSOR, which consent shall be given or withheld in LICENSOR's sole discretion.

         8.      PROPERTY RIGHTS.

                 A. Other than the limited license granted herein, all right, title, and interest in and to the LICENSED MARKS is owned and expressly reserved by LICENSOR for its own use and benefit subject to the terms and conditions of this Agreement.

                 B. Except as relates to the enforcement of any rights granted to LICENSEE hereunder, LICENSEE will not at anytime challenge the validity or enforceability of the LICENSED MARKS and/or of any registrations thereof, or challenge the LICENSOR's ownership, right, title, or interest in or to the LICENSED MARKS or that of any successor, assignee, affiliate, or subsidiary of LICENSOR.

         9.      SUBLICENSING.

                 LICENSEE shall not sublicense any of its rights under this Agreement without the prior written consent of the Executive Committee of LICENSOR, which consent shall be given or withheld in LICENSOR's sole discretion.

         10.     RELATIONSHIP OF THE PARTIES.

                 This Agreement does not create a partnership, joint venture, or agency relationship between the parties, and neither LICENSEE nor LICENSOR shall have any right, power, or authority to act as a legal representative of the other, and neither party shall have any power to obligate or bind the other, or to make any representations, express or implied, on behalf of or in the name of the other in any manner or for any purpose whatsoever.

         11.     LIABILITY.

                 Except as to claims of infringement arising from the use of the LICENSED MARKS by LICENSEE, LICENSOR shall have no liability whatsoever to LICENSEE or any other person or entity for or on account of any injury, loss, or damage, of any kind or nature, sustained by, or any damage assessed or asserted against, or any other liability incurred by or imposed upon LICENSEE or any other person or entity, arising out of or in connection with or resulting from:

                          (i) the production, marketing, distribution, use, offer for sale, or sale of any PRODUCTS and/or products and materials under the LICENSED MARKS or under this Agreement; or

                          (ii)    any advertising or other promotional
                 activities by LICENSEE with respect to the PRODUCTS and/or products and materials under the LICENSED MARKS or under this Agreement.





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         12.     INFRINGEMENT.

                 A. LICENSEE shall immediately notify LICENSOR of any unauthorized use and/or suspected infringement of the LICENSED MARKS. Such notification shall include, without limitation, immediately forwarding to LICENSOR any and all documents relating to any such unauthorized use or suspected infringement and providing LICENSOR with any and all facts and circumstances relating to such unauthorized use or suspected infringement.

                 B. LICENSOR shall have the primary, and in the first instance (see Section 12.F., below) sole, right to institute a suit for infringement, unfair competition, or other action with respect to any unauthorized use or suspected infringement. LICENSOR shall have the sole discretion to determine how to handle or otherwise deal with any suspected infringement or unauthorized use of the LICENSED MARKS, including the right to settle or otherwise compromise any dispute or suit, and shall promptly notify LICENSEE of its decision. LICENSOR shall have no duty to initiate such litigation if in its sole judgment such litigation is not warranted or is not in its best interests.

                 C. LICENSEE may join and be represented in, at its own expense by its own counsel, any proceeding relating to any unauthorized use or suspected infringement to protect its own interests.

                 D. LICENSEE agrees that it shall, at all times, reasonably cooperate with LICENSOR and its counsel, in all respects, with respect to any unauthorized use or suspected or alleged infringements at LICENSOR's expense, including, but not limited to, having LICENSEE's principals, directors, employees, officers, and/or agents testify and making available any records, papers, information, specimens, and the like when requested by LICENSOR.

                 E. Any damages and/or recovery received pursuant to such litigation or settlements or compromises shall be the sole and exclusive property of LICENSOR.

                 F. If LICENSOR decides in its discretion not to take any action with respect to an unauthorized use or suspected infringement, then LICENSEE may, at its own option and sole expense, take such action on its own behalf as it deems appropriate and any damages, recovery, settlement, or compromise obtained thereby shall be for the account of LICENSEE.

         13.     INDEMNIFICATION.

                 A. LICENSEE agrees to defend, indemnify, and hold harmless LICENSOR, its principals, directors, officers, employees, and/or agents from and against any and all liabilities, penalties, claims, demands, suits, and causes of action of any nature whatsoever, whether groundless or otherwise, and any and all damages, costs, and expenses sustained or incurred (including cost of defense, settlement, and reasonable attorneys' fees), asserted by or on behalf of any person or entity arising out of the production, marketing, distribution, use, offer for sale, or sale of any PRODUCTS and/or products and materials under the LICENSED MARKS by LICENSEE or under this Agreement, or out of any breach of representation or warranty by LICENSEE, or out of the negligent acts or omissions of LICENSEE, its agents, representatives, and/or employees in connection with the production, manufacture, distribution, use, offer for sale, or sale of any PRODUCTS and/or products and materials under the LICENSED MARKS by LICENSEE or under this Agreement. Further, LICENSEE may defend any such actions with counsel of its own choosing.

                 B. LICENSOR agrees to defend, indemnify, and hold harmless LICENSEE, its principals, directors, officers, employees, and/or agents from and against any and all liabilities, penalties, claims, demands, suits, and causes of action of any nature whatsoever, whether groundless or otherwise, and any and all damages, costs, and expenses sustained or incurred (including cost of defense, settlement, and reasonable attorneys' fees), asserted by or on behalf of any person or entity arising out of an allegation of superior rights by a third party in and to the LICENSED MARKS. Further, LICENSOR may defend any such actions with counsel of its own choosing, has the right to settle or compromise any such dispute or action when in its sole judgment settlement or compromise is warranted, and has the sole right to decide whether to appeal any adverse decision of a tribunal in any action.

         14.     BEST EFFORTS.

                 A. LICENSEE has neither an express nor implied duty to promote, advertise, market and sell the PRODUCTS unless otherwise expressly provided herein.

                 B. LICENSEE shall use its discretionary business judgment to determine to what extent, if any, it shall exploit the rights granted to it under this Agreement.





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         15.     SEVERABILITY.

                 If any part, term or provision of this agreement shall be found illegal, unenforceable, or in conflict with any valid controlling law, the validity of the remaining portions of any provisions, and any other provisions in this Agreement, shall not be affected thereby.

         16.     WAIVER, INTEGRATION, ALTERATION.

                 A. Waiver. The waiver of a breach hereunder may be effected only by a writing signed by the waiving party and shall not constitute, or be held to be, a waiver of any other or subsequent breach, or to affect in any way the effectiveness of such provision or to affect LICENSOR's rights to terminate. Failure by LICENSOR to object to a breach shall not constitute or be held to be a waiver of LICENSOR's right to later object to, or to terminate this Agreement, due to any other breach or subsequent breach.

                 B. Integration. This Agreement contains the entire understanding between the parties and supersedes all other agreements, representations, and warranties, express or implied, between the parties concerning the LICENSED MARKS.

                 C. Alteration. Any modification or amendment of this Agreement shall be effective only if made in writing and signed by both parties.

         17.     GOVERNING LAW.

                 This Agreement shall be construed and interpreted and its performance shall be governed by the substantive laws of the State of Missouri, U.S.A. Any lawsuit relating to the enforcement, interpretation, or construction of this Agreement shall be brought in a court in St. Louis, Missouri.

         18.     CAPTIONS.

                 The captions used in this Agreement have been inserted only for reference purposes. The captions and order of such captions shall not be deemed to govern, limit, modify, or in any manner affect the scope, meaning, or intent of any of the provisions and/or terms of this Agreement, nor shall any captions be given any legal effect.

         19.     NOTICES.

                 Any and all notices or other writings that are required or permitted under any of the provisions of this Agreement shall be in writing and shall be deemed sufficiently given if mailed by Certified Mail addressed to the party concerned as follows:

         (a)     if addressed to LICENSOR:

                          Missouri State Medical Association
                          113 Madison Street
                          P.O. Box 1028
                          Jefferson City, MO 65102
                          Attention: President

                 with a copy to:

                          Bryan Cave
                          One Metropolitan Square, Suite 3600
                          St. Louis, Missouri 63102
                          Attention: Mr. Mark H. Goran, Esq.

and





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         (b)     if addressed to LICENSEE:

                          Missouri Medical Insurance Co.
                          8630 Delmar Boulevard, Suite 100
                          St. Louis, Missouri 63124
                          Attention: President and Chief Executive Officer

                 with a copy to:

                          Lewis, Rice & Fingersh
                          500 North Broadway, Suite 2000
                          St. Louis, Missouri 63102
                          Attention: Mr. John K. Pruellage, Esq.

or any other addresses of which either party shall notify the other in writing.

         IN WITNESS WHEREOF, the parties hereto have caused this License Agreement to be executed as indicated below.

                                        LICENSOR:

                                        MISSOURI STATE MEDICAL ASSOCIATION



                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------
                                        Date:
                                             ----------------------------------



                                        LICENSEE:

                                        MISSOURI MEDICAL INSURANCE CO.



                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------
                                        Date:
                                             ----------------------------------





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

STATE OF                                   )
                                           )ss
COUNTY OF                                  )

         On this ____ day of July, 1994, before me personally came_____________ _______________________________________, to me known, who being first duly sworn did depose and say that he/she is the __________________ of Missouri State Medical Association, the not-for-profit corporation described herein and which executed the above instrument, and that he/she signed the above instrument by authority of the Executive Committee of said not-for-profit corporation.


                                             ----------------------------------
                                             Notary Public

My Commission Expires:
                      --------------------------------

         SEAL





STATE OF                                   )
                                           )ss
COUNTY OF                                  )

         On this ____ day of July, 1994, before me personally came __________ __________________________________________, to me known, who being first duly sworn did depose and say that he/she is the __________________ of Missouri Medical Insurance Co., the corporation described herein and which executed the above instrument, and that he/she signed the above instrument by authority of the Board of Directors of said corporation.



                                        --------------------------------------
                                        Notary Public

My Commission Expires:
                      -------------------------------

         SEAL

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